SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 31, 2008

STRATTEC SECURITY CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-25150	39-1804239
(Commission File Number)	(I.R.S. Employer I.D. Number)

3333 West Good Hope Road Milwaukee, WI	53209
(Address of Principal Executive Offices)	(Zip Code)

(414) 247-3333
(Registrant's telephone number; including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointmentof Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 31, 2008, Donald J. Harrod, the Vice President – Engineering and Product Development for STRATTEC SECURITY CORPORATION, retired as an employee of the company.

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

On February 27, 2009, STRATTEC SECURITY CORPORATION issued a press release (the "Press Release") announcing the temporary suspension of its quarterly dividend.  A copy of the Press Release is attached as Exhibit 99.1 to this report.  The attached Exhibit 99.1 is furnished pursuant to Item 7.01 of Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

           (d)   Exhibits

                   99.1 -- Press Release of STRATTEC SECURITY CORPORATION, issued February 27, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATTEC SECURITY CORPORATION
Date:  March 2, 2009
BY /s/  Patrick J. Hansen
      Patrick J. Hansen, Senior Vice President
      and Chief Financial Officer